WAIVER AGREEMENT


               WAIVER AGREEMENT, dated as of January 24, 2000 (this "Agreement"), among Winfield Capital Corp., a New York corporation (the "Principal Stockholder"), USANi Sub LLC, a Delaware limited liability company ("Parent") and Styleclick.com Inc, a California corporation (the "Company").

               WHEREAS, the Company and Parent propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for, among other things, the merger of the Company (the "Merger") with a wholly owned subsidiary of a newly formed Delaware corporation ("Newco") and the concurrent contribution by Parent to Newco of all of the outstanding limited liability interests of Internet Shopping Network LLC, a Delaware limited liability company ("ISN");

               WHEREAS, the Principal Stockholder is (a) the owner of one or more of the following securities: (i) shares of common stock of the Company, no par value ("Company Common Stock"), and (ii) warrants to acquire Company Common Stock, in each case listed on Schedule 1, and (b) party to certain agreements with the Company identified on Schedule 2 (the "Company Agreements"); and

               WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Principal Stockholder has agreed to enter into this Agreement with respect to (a) all the shares of Company Common Stock now owned, whether beneficially or of record, and which may hereafter be acquired by the Principal Stockholder upon exercise of the Warrants (as defined below) and any shares of Company Common Stock over which the Principal Stockholder has investment power or voting power, each within the meaning of Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Shares"), and all warrants to acquire Shares now owned (the "Warrants"), and (b) the Company Agreements to which the Principal Stockholder is a party.

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE 1

               Section 1.1 Acknowledgment. The Principal Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

               Section 1.2 Waiver of Company Agreements. The Principal Stockholder hereby irrevocably and forever waives, and agrees to the modifications of its rights under, the provisions of the Company Agreements identified on Schedule 2 and as limited and qualified by Schedule 2 which is incorporated herein by reference, and hereby irrevocably and forever waives or modifies, as the case may be, any similar provision contained in any other agreement or arrangement between the Principal Stockholder and the Company.

               Section 1.3 Waiver of Dissenters' Rights. The Principal Stockholder hereby irrevocably and forever waives any rights the Principal Stockholder may have, as a result of the Merger, to demand payment for any Shares beneficially owned by the Principal Stockholder pursuant to Section 1300 et. seq. of California Law or to otherwise qualify as a "dissenting shareholder" as such term is used in such sections of California Law.

               Section 1.4 Termination of Waivers. Notwithstanding the foregoing, the waivers and modifications effected in Sections 1.2 and 1.3 shall be of no further force and effect and shall be treated as if they had never been granted if: (a) the Merger Agreement is not executed prior to February 15, 2000;
(b) the Merger is not consummated prior to July 31, 2000; (c) the Merger Agreement is amended in a manner materially adverse to the Principal Stockholder; (d) any party materially breaches its obligations under the Merger Agreement and such breach has a material adverse effect on the Principal Stockholder; or (e) the Merger Agreement is otherwise terminated pursuant to its terms prior to the consummation of the Merger.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                          OF THE PRINCIPAL STOCKHOLDER

               The Principal Stockholder hereby represents and warrants to Parent as follows:

               Section 2.1 Authority Relative to This Agreement. The Principal Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and no other proceedings on the part of the Principal Stockholder is necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Principal Stockholder and, assuming the due authorization, execution and delivery by Parent and the Company, constitutes a legal, valid and binding obligation of the Principal Stockholder, enforceable against the Principal Stockholder in accordance with its terms.

               Section 2.2 No Conflict. (a) The execution and delivery of this Agreement by the Principal Stockholder do not, and the performance of this Agreement by the Principal Stockholder will not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Principal Stockholder or by which the Shares or the Warrants are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (as defined below) on any of the Shares or the Warrants pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Principal Stockholder is a party or by which the Principal Stockholder or the Shares or the Warrants are bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Principal Stockholder of its obligations under this Agreement.

               (b) The execution and delivery of this Agreement by the Principal Stockholder do not, and the performance of this Agreement by the Principal Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental body, agency or official except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Principal Stockholder of its obligations under this Agreement.

               Section 2.3 Title to the Shares. As of the date hereof, the Principal Stockholder is the record and beneficial owner of, or has voting power or investment power over, the Shares, and is the record and beneficial owner of the Warrants, listed on Schedule 1. Such Shares and Warrants are all the securities of the Company owned, either of record or beneficially, by the Principal Stockholder or in which the Principal Stockholder has voting or investment power and the Principal Stockholder owns no other rights or interests exercisable for or convertible into any securities of the Company. Except as identified on Schedule 3, all of the Shares and Warrants referred to above are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreement, limitations on the Principal Stockholder's voting rights, charges and other encumbrances of any nature whatsoever, but excluding standard margin rules applicable to the Shares or the Warrants (collectively, "Liens") except, with respect to the Warrants, the Warrant Agreements pursuant to which such Warrants were issued. The Principal Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares.

                                    ARTICLE 3

                     COVENANTS OF THE PRINCIPAL STOCKHOLDER

               Section 3.1 No Inconsistent Agreement. The Principal Stockholder hereby covenants and agrees that it shall not enter into any agreement or grant a proxy or power of attorney with respect to the Shares or Warrants which is inconsistent with this Agreement.

               Section 3.2   Transfer Restriction.

                             (a) The Principal Stockholder hereby covenants and
agrees that it shall not sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of, whether by operation of law or by agreement or otherwise (each a "Transfer"), from the date hereof until the earlier of (i) termination of this Agreement or (ii) termination of the Merger Agreement, any Shares or Warrants, or any right, title or interest therein or thereto; provided, however, that, notwithstanding the foregoing, the Principal Stockholder may engage in ordinary course hedging transactions and may sell Shares in open market transactions that comply with Rule 144(f) under the Securities Act of 1933 (without regard to any other requirements of Rule 144).

                             (b) Notwithstanding the foregoing, the Principal
Stockholder may Transfer any Shares, Options or Warrants, or any right, title or interest therein or thereto, to any of its subsidiaries or controlled affiliates; provided that, prior to such Transfer, any transferee thereof shall execute and deliver an agreement by which it shall become a party to and be bound by the applicable terms and provisions of this Agreement, in form and substance reasonably satisfactory to Parent.

                             (c) Notwithstanding the foregoing, if Parent
permits any stockholder that is a party to an agreement containing restrictions on transfer of the type contained herein (the "Transferring Stockholder") to Transfer any Shares, Warrants or options to purchase Company Common Stock (the "Options") after the date hereof and prior to the termination of the Merger Agreement, which Transfer would otherwise be prohibited by such agreement, then Parent shall permit the Principal Stockholder, upon its request, to Transfer a number of Shares or Warrants equal to the product of (i) the number of Shares, Warrants or Options Transferred by the Transferring Stockholder divided by the number of Shares, Warrants or Options owned by the Transferring Stockholder as of the date of such Transfer, and (ii) the number of Shares or Warrants owned by the Principal Stockholder as of the date of such Transfer, in each case, treating all Options and Warrants as Shares on an as- converted basis (without giving effect to any restrictions or limitations on the exercise of such Option or Warrant).

               Section 3.3 Exercise Restriction. The Principal Stockholder hereby agrees not to exercise any of its Warrants from the date of this Agreement until the earlier of (i) termination of this Agreement or (ii) consummation of the Merger; provided that the Principal Stockholder may exercise its Warrants if it immediately sells the Shares received pursuant to such exercise in a transaction that complies with Section 3.2(a) hereof.

                                    ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF PARENT

               Section 4.1 Authority Relative to this Agreement. Parent has full right, power and authority to enter into and perform this Agreement and this Agreement has been duly authorized, executed and delivered by Parent and is a valid and binding agreement of Parent and enforceable against Parent in accordance with its terms.

               Section 4.2 No Conflict. (a) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent.

               (b) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental body, agency or official except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Parent of its obligations under this Agreement.

               Section 4.3 Other Agreements. Concurrently with the execution hereof, Parent and the Company are entering into separate waiver agreements with Intel Corporation, Marshall Capital Management, Inc. and Castle Creek Technology Partners, LLC waiving certain provisions of agreements between such parties and the Company similar to the waivers contained in Schedule 2. Such waivers are not materially more favorable to such other parties than the waivers applicable to the Principal Stockholder hereunder. Following the date hereof, neither Parent nor the Company shall enter into an agreement (or amend an existing agreement) containing waivers similar to the waivers contained in Schedule 2 that are more favorable to the other party (when taken as a whole) than those applicable to the Principal Stockholder hereunder, unless Parent and the Company also offer such more favorable terms to the Principal Stockholder.

                                    ARTICLE 5

                                  MISCELLANEOUS

               Section 5.1 Termination. This Agreement shall terminate upon the earlier of: (i) the consummation of the Merger; (ii) February 15, 2000, if the Merger Agreement is not executed prior to such date; (iii) July 31, 2000, if the Merger is not consummated prior to such date; (c) the amendment of the Merger Agreement in a manner materially adverse to the Principal Stockholder; (d) the material breach by any party of its obligations under the Merger Agreement with such breach having a material adverse effect on the Principal Stockholder; or
(e) the termination of the Merger Agreement pursuant to its terms prior to the consummation of the Merger; provided that (x) the representations and warranties contained herein shall survive the termination hereof and (y) Subject to Section 1.4, Section 1.2 hereof shall survive consummation of the Merger; provided, further, that the agreements of the Company and Parent set forth in Schedule 2 and 4 hereof, respectively relating to the extension of the Warrants and cashless exercise, shall survive the termination hereof or consummation of the Merger, as the case may be.

               Section 5.2 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

               Section 5.3 Definitions. Unless otherwise defined herein, all capitalized terms shall have the definitions assigned to such terms in the Merger Agreement.

               Section 5.4 Entire Agreement. This Agreement constitutes the entire agreement among Parent, the Company and the Principal Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

               Section 5.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

               Section 5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

               Section 5.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

               Section 5.8 Jurisdiction. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the State of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

               IN WITNESS WHEREOF, Parent and the Principal Stockholder have caused this Agreement to be duly executed as of the date first written above.


                                    USANi SUB LLC

                                    By: /s/ Dara Khosrowshahi
                                    -------------------------
                                    Name:  Dara Khosrowshahi
                                    Title: Vice President


                                    WINFIELD CAPITAL CORP.

                                    By: /s/ Paul A. Perlin
                                    ----------------------
                                    Name:  Paul A. Perlin
                                    Title: Chief Executive Officer


                                    STYLECLICK.COM, INC.

                                    By: /s/ M. Vecchione
                                    --------------------
                                    Name:  M. Vecchione
                                    Title: President and Co-CEO

                                                                      Schedule 1

      Number of Shares
     owned beneficially                  Number of
       or of record 1/                 Warrants Owned
       --------------                  --------------
           47,000                          55,616


--------
1/ Other than Shares issuable upon exercise of Warrants, which are listed in the next column.

                                                                      Schedule 2

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
Winfield Capital          Securities Purchase      ss.IV(3)         Company covenants to           N/A, 2/ except that (i) the
Corp. ("Winfield          Agreement, dated as                       maintain its status as an      Company will maintain its
Capital")                 of April 7, 1999,                         issuer required to file        status as an issuer required to
                          among Winfield                            reports under the              file reports under the Exchange
                          Capital, the Company                      Exchange Act.                  Act until consummation of the
                          and the other investors                                                  Merger and (ii) Parent will
                          named therein                                                            cause Newco to maintain its
                                                                                                   status as an issuer required to
                                                                                                   file reports under the Exchange
                                                                                                   Act from consummation of the
                                                                                                   Merger until termination of the
                                                                                                   Warrants; provided that, this
                                                                                                   provision, as so modified by
                                                                                                   clause (ii), shall not prohibit
                                                                                                   Newco from consummating a merger
                                                                                                   or other "going private"
                                                                                                   transaction.

                                                   ss.IV(5)         Prohibition on certain         N/A, except that this provision
                                                                    below-market issuances of      will continue to apply to
                                                                    equity, equity-like or         issuances by the Company prior
                                                                    equity-linked securities.      to Closing of the Merger other
                                                                                                   than issuances contemplated by
                                                                                                   the Merger Agreement or the
                                                                                                   Credit Agreement.
--------
2/ "N/A" means the provision shall have no further force or effect and any and all claims arising under such provision (whether before or after the date of this Waiver Agreement) are hereby expressly waived, subject in each case to the provisions of Section
1.2 and Section 1.4 of this Waiver Agreement.

*  Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.IV(6)         Prohibition on issuance or     N/A, except that this provision
                                                                    transfer of any debt or        will continue to apply to
                                                                    security of the Company's      issuances or transfers prior to
                                                                    subsidiaries.                  Closing of the Merger.

                                                   ss.IV(10)        Company agrees to              N/A, except that (i) the
                                                                    maintain listing on            Company will maintain its
                                                                    NASDAQ or other                listing or authorization for
                                                                    exchange until certain date    trading on NASDAQ until
                                                                    and to pay penalties for       consummation of the Merger
                                                                    days not listed.               and (ii) Parent will cause
                                                                                                   Newco to maintain its listing or
                                                                                                   authorization for trading on
                                                                                                   NASDAQ or other exchange from
                                                                                                   consummation of the Merger until
                                                                                                   termination of the Warrants;
                                                                                                   provided that, this provision, as
                                                                                                   so modified by clause (ii), shall
                                                                                                   not prohibit Newco from
                                                                                                   consummating a merger or other
                                                                                                   "going private" transaction.

                                                                    Put right if not listed for
                                                                    more than 30 days in any
                                                                    12-month period.               N/A.  See Schedule 4.

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.V(1)          Company agrees to              N/A, except that this provision
                                                                    remove legend on shares,       will continue to apply to the
                                                                    warrants and shares            Company prior to Closing of
                                                                    underlying such warrants       the Merger.  Following Closing
                                                                    that are issued pursuant to    of the Merger, Parent will
                                                                    these agreements.              cause Newco to remove such
                                                                                                   legends only upon Newco's receipt
                                                                                                   of customary and reasonable
                                                                                                   documentation from the holder
                                                                                                   that the relevant security is
                                                                                                   registered or able to be sold
                                                                                                   without registration.

                                                   ss.(V)(3)        Company agrees to pay          N/A, except that this provision
                                                                    penalty upon failure to        will continue to apply to the
                                                                    remove legend (as              Company prior to Closing of
                                                                    described above).              the Merger.  Following Closing
                                                                                                   of the Merger, if the failure to
                                                                                                   remove the legend results from
                                                                                                   Newco acting in a willful and
                                                                                                   capricious manner, Newco will pay
                                                                                                   penalty equal to 1/10 of 1% of
                                                                                                   the fair market value of the
                                                                                                   Common Stock and Common Stock
                                                                                                   underlying the Warrants then held
                                                                                                   by Winfield Capital for every day
                                                                                                   that such failure continues
                                                                                                   beginning on the 10th day
                                                                                                   following such failure.

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.VIII(10)      Indemnification                Provision waived only with
                                                                    provisions.                    respect to claims for
                                                                                                   indemnification known to
                                                                                                   Winfield Capital on or prior to
                                                                                                   the date of the Merger
                                                                                                   Agreement.

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
Winfield Capital          Each of the warrants,                     Exercise price of the          If, at any time following the
                          dated April 7, 1999,                      warrants.                      consummation of the Merger
                          issued by the                                                            and prior to 4/7/2001, Winfield
                          Company to Winfield                                                      Capital desires in good faith to
                          Capital                                                                  sell shares of Newco Common
                                                                                                   Stock issuable upon exercise of
                                                                                                   the warrants, and, at such time
                                                                                                   a registration statement
                                                                                                   permitting the sale of such
                                                                                                   shares is not effective, Winfield
                                                                                                   Capital may request Newco to
                                                                                                   effect a demand registration of
                                                                                                   such shares and, if a
                                                                                                   registration statement is not
                                                                                                   effective within 30 days of such
                                                                                                   demand, and Winfield Capital
                                                                                                   exercises its warrants within
                                                                                                   five days following such 30 day
                                                                                                   period, and commits to sell the
                                                                                                   underlying shares into the
                                                                                                   market pursuant to Rule 144 as
                                                                                                   soon as reasonably practicable
                                                                                                   following such exercise, the
                                                                                                   exercise price of the warrants
                                                                                                   so exercised shall be reduced
                                                                                                   by $1.00 per underlying share.

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.3(c)          Company agrees to              N/A, except that (i) the
                                                                    maintain listing on            Company will maintain its
                                                                    NASDAQ or other                listing or authorization for
                                                                    exchange until certain date    trading on NASDAQ until
                                                                    and to pay penalties for       consummation of the Merger
                                                                    every day not listed.          and (ii) Parent will cause
                                                                                                   Newco to maintain its listing or
                                                                                                   authorization for trading on
                                                                                                   NASDAQ or other exchange from
                                                                                                   consummation of the Merger until
                                                                                                   termination of the Warrants;
                                                                                                   provided that, this provision, as
                                                                                                   so modified by clause (ii), shall
                                                                                                   not prohibit Newco from
                                                                                                   consummating a merger or other
                                                                                                   "going private" transaction.

                                                                    Put right if not listed for
                                                                    more than 30 days in any
                                                                    12-month period.               N/A

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.4(a)          Anti-dilution adjustment to    Provision waived with respect
                                                                    exercise price and number      to any of the following
                                                                    of shares upon below-          transactions to the extent that
                                                                    market issuances.              such transaction would
                                                                                                   otherwise require an adjustment
                                                                                                   under Section 4(a): (i) any
                                                                                                   issuance (or deemed issuance) of
                                                                                                   securities contemplated by the
                                                                                                   Merger Agreement or the Credit
                                                                                                   Agreement; or (ii) any issuance
                                                                                                   (or deemed issuance) of
                                                                                                   securities by Newco as
                                                                                                   consideration in an acquisition
                                                                                                   of or from a third party or in
                                                                                                   connection with a merger with a
                                                                                                   third party anytime after the
                                                                                                   Effective Time of the Merger;
                                                                                                   provided that, with respect to
                                                                                                   clause (ii), the principal
                                                                                                   purpose of such transaction is
                                                                                                   not to raise capital, and such
                                                                                                   third party is not a controlled
                                                                                                   affiliate of Newco or such
                                                                                                   transaction (a) has been approved
                                                                                                   by a special committee of the
                                                                                                   Board of Directors comprised
                                                                                                   solely of independent directors
                                                                                                   and

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                                                                   such special committee has
                                                                                                   recommended that the stockholders
                                                                                                   of Newco vote in favor thereof
                                                                                                   and (b) Newco has received from a
                                                                                                   nationally recognized investment
                                                                                                   banking firm a written opinion
                                                                                                   addressed to such special
                                                                                                   committee, for inclusion in the
                                                                                                   proxy statement to be delivered
                                                                                                   to the stockholders,
                                                                                                   substantially to the effect that
                                                                                                   such transaction is fair to Newco
                                                                                                   or to Newco's stockholders (other
                                                                                                   than any stockholder that,
                                                                                                   together with its affiliates,
                                                                                                   beneficially owns equity
                                                                                                   securities representing more than
                                                                                                   50% of the combined voting power
                                                                                                   of all outstanding equity
                                                                                                   securities of Newco ordinarily
                                                                                                   entitled to vote in the election
                                                                                                   of directors) from a financial
                                                                                                   point of view.

                                                   ss.4(e)(b)(ii)   Right to receive 125% of N/A
                                                                    Black-Scholes Amount upon
                                                                    a Major Transaction (as defined
                                                                    in each warrant).

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.4(l)          Adjustment to exercise
                                                                    price and number of
                                                                    shares upon certain
                                                                    dispositions of the
                                                                    Company Common Stock by
                                                                    Vecchione.

Winfield Capital          Each of the warrants,    ss.2             Period of Exercise             The Exercise Period of the
                          dated April 7, 1999                                                      warrants shall be extended to
                          issued by the                                                            4/7/2002.
                          Company to Winfield
                          Capital and
                          terminating on
                          April 7, 2000 and
                          July 7, 2000.

Winfield Capital          Registration Rights      ss.2.1(d)        Put right if sales of all      N/A.  See Schedule 4.
                          Agreement, dated as                       Registrable Securities
                          of April 7, 1999,                         cannot be made pursuant
                          among Winfield                            to the registration
                          Capital, the Company                      statement for more than 30
                          and the other investors                   days in any 12-month
                          named therein                             period.

                                                   ss.2.3           Penalty for each day on        N/A.  See Schedule 4.
                                                                    which sales of Registrable
                                                                    Securities cannot be made
                                                                    pursuant to the registration
                                                                    statement.

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.3.1           Company covenants to           N/A.  See Schedule 4.
                                                                    maintain effectiveness of
                                                                    registration statement for
                                                                    certain period of time.

                                                   ss.3.13          Company agrees to              N/A, except that (i) the
                                                                    maintain listing on            Company will maintain its
                                                                    NASDAQ or other                listing or authorization for
                                                                    exchange.                      trading on NASDAQ until
                                                                                                   consummation of the Merger and
                                                                                                   (ii) Parent will cause Newco to
                                                                                                   maintain its listing or
                                                                                                   authorization for trading on
                                                                                                   NASDAQ or other exchange from
                                                                                                   consummation of the Merger until
                                                                                                   termination of the Warrants;
                                                                                                   provided that, this provision, as
                                                                                                   so modified by clause (ii), shall
                                                                                                   not prohibit Newco from
                                                                                                   consummating a merger or other
                                                                                                   "going private" transaction.

                                                   ss.3.19          Company covenants not to       N/A.  See Schedule 4.
                                                                    grant certain registration
                                                                    rights to certain other
                                                                    equityholders

*       Description may not be complete.  Entire provision is incorporated herein by reference.

Name of Principal                                 Provision
   Stockholder            Name of Agreement         Waived          Description of Provision*      Modification of Provision
   -----------            -----------------         ------          -------------------------      -------------------------
                                                   ss.3.15          Company agrees to              N/A.  See Schedule 4.
                                                                    provide opinion of counsel
                                                                    within two days following
                                                                    effectiveness of
                                                                    registration statement filed
                                                                    pursuant to these
                                                                    agreements.

                                                   ss.6             Indemnification                Provision waived only with
                                                                    provisions.                    respect to claims for
                                                                                                   indemnification known to
                                                                                                   Winfield Capital on or prior to
                                                                                                   the date of the Merger
                                                                                                   Agreement.

                                                   ss.8             Company covenants to           N/A, except that (i) the
                                                                    maintain its status as an      Company will maintain its
                                                                    issuer required to file        status as an issuer required to
                                                                    reports under the              file reports under the Exchange
                                                                    Exchange Act.                  Act until consummation of the
                                                                                                   Merger and (ii) Parent will cause
                                                                                                   Newco to maintain its status as
                                                                                                   an issuer required to file
                                                                                                   reports under the Exchange Act
                                                                                                   from consummation of the Merger
                                                                                                   until termination of the
                                                                                                   Warrants; provided that, this
                                                                                                   provision, as so modified by
                                                                                                   clause (ii), shall not prohibit
                                                                                                   Newco from consummating a merger
                                                                                                   or other "going private"
                                                                                                   transaction.

*       Description may not be complete.  Entire provision is incorporated herein by reference.

                                                                      Schedule 3

                                      Liens
                                      -----

None

                                                                      Schedule 4


                               Registration Rights

               Immediately upon effectiveness of Newco's S-4 until consummation of the Merger, the Company will take all reasonable action to reinstate the effectiveness of the S-3 registration statement pursuant to which the Principal Stockholder's Warrant Shares are registered until the Closing.

               Immediately following consummation of the Merger, Newco will provide the existing outside warrantholders of the Company, including the Principal Stockholder and any of its permitted assignees (collectively, the "Warrantholders"), with a total of six demand registrations and piggyback registration rights provided that the Principal Stockholder shall be entitled to at least two such demands. Newco will use its best efforts to keep each such registration in effect for the earlier of (i) 90 days following the effective time of such registration statement and (ii) the time when all shares subject to such registration statement have been sold (the "Effectiveness Period"). No demand may be made within 90 days following the Effectiveness Period.

               Demand registrations are subject to suspensions at any time for periods not to exceed 90 days (which right Newco may not exercise more than twice in any 12-month period) if such registration would interfere with any financing, acquisition or other material transaction involving Newco or any of its affiliates or would otherwise require disclosure of material non-public information which Newco reasonably believes would be harmful to disclose at such time. The terms of the Warrants held by the Warrantholders shall be extended for
(a) the period of time between signing of the Merger Agreement and the effectiveness of the registration statement on Form S-4 relating to the Merger and (b) following effectiveness of such registration statement, the aggregate periods of time for which all such suspensions are in effect and (without duplication) for which an effective registration statement is not effective following a demand therefor.

               Newco will not be required to register shares following a demand unless at least 250,000 shares (as adjusted for stock splits and stock combinations), including shares to be included pursuant to piggyback registrations, or, if lower, a number of shares equal to the number of shares then beneficially owned by the Warrantholders requested such demand (not below 100,000 shares) are included in such registration statement.

               Newco will use its best efforts to cause registered shares to be qualified for sale under all applicable blue sky laws unless such qualification would require Newco to qualify to do business in any state or if it would subject Newco to additional taxation.

               Registration rights obligations with respect to the Shares will end upon the earlier of (i) the date on which all of the Shares have been sold and (ii) the date on which all of the Shares (in the reasonable opinion of counsel to the Warrantholder) may be immediately sold to the public pursuant to Rule 144(k). On or following April 7, 2000, the Company will permit cashless exercise of the Warrants upon request of any Warrantholders if, at such time, the S-3 registration statement pursuant to which such Warrantholder's Shares are registered would not permit the sale of such Shares or, if no such registration statement is then effective. Following consummation of the Merger, Newco will agree to permit cashless exercise of warrants upon request of any Warrantholders.

               All expenses incurred in connection with a registration (other than (i) fees and disbursements of counsel to the selling stockholder and (ii) underwriting discounts and commissions, if any) shall be borne by Newco.

               The registration rights set forth herein are subject to the condition that the selling stockholder shall provide Newco with such information with respect to shares of common stock to be registered, the plans for the proposed distribution thereof and such other information as, in the reasonable opinion of Newco is necessary to enable Newco to include in such registration statement all material facts required to be disclosed with respect to such offering.